EXHIBIT 10.2
AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this “Agreement”) by and among STAR REIT Services, LLC, a Delaware limited liability company (the “Company”), Steadfast Apartment REIT, Inc., a Maryland corporation (the “REIT”), Steadfast Apartment REIT Operating Partnership, L.P., a Delaware limited partnership (the “Operating Company”) and Ella Neyland (“Executive”) is entered into on July 26, 2021.

WHEREAS, the Company, the REIT, the Operating Company and Executive are parties to an Employment Agreement dated September 1, 2020 (the “Employment Agreement”); and

WHEREAS, the REIT and the Operating Company expect to enter into an Agreement and Plan of Merger with Independence Realty Trust, Inc. (the “IRT”) and certain other parties named therein, whereby (1) the REIT will be merged with and into IRSTAR Sub, LLC, a wholly-owned subsidiary of IRT (“IRT Merger Sub”), with IRT Merger Sub surviving as a wholly-owned subsidiary of IRT (the “Company Merger”), and (2) immediately following the Company Merger, the Operating Company will be merged with Independence Realty Operating Partnership, LP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”); and

WHEREAS, the parties wish to amend the Employment Agreement to reflect the Mergers and certain related matters, effective upon consummation of the Mergers.

NOW THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally board hereby, the parties hereto agree as follows:

1.This Amendment will take effect upon consummation of the Mergers, provided that this Amendment will be void ab initio if the Mergers are not consummated by the first anniversary of the date of this Amendment.
2.References in the Employment Agreement to the REIT will be deemed to refer to IRT.
3.The first sentence of Section 2(a) of the Employment Agreement is hereby replaced with the following: “During the Term of Employment, Executive will be employed full time by the Company and will serve as the Chief Operating Offer of the REIT, reporting directly to the Chief Executive Officer of the REIT.”
4.Section 2(c) of the Employment Agreement is hereby amended by the addition of the following, immediately at the end thereof:
However, on or after January 1, 2023, the Company may change the Principal Location to the Dallas, TX metro area, the Denver, CO metro area, or the Philadelphia, PA metro area, and such change in the Principal Location will not constitute Good Reason hereunder.
5.Section 6(a)(v) of the Employment Agreement is hereby replaced with the following: “Executive’s breach of a fiduciary duty owed to the REIT or any of its Subsidiaries.”
6.The Company’s address under Section 18(b) of the Employment Agreement is hereby replaced with the following:

EXHIBIT 10.2
c/o Independence Realty Trust, Inc.
1835 Market Street, Suite 2601
Philadelphia, Pennsylvania 19103
Attention: General Counsel

7.The second and third sentences of Section 23 of the Employment Agreement are hereby replaced with the following:
The Company may assign this Agreement to another Subsidiary of the REIT or a successor to all or substantially all of the business and/or assets of the Company. As used in this Agreement, “Company” shall mean the Company, a permitted assign that assumes and agrees to perform the duties and obligations of the Company under this Agreement or any successor to the Company’s business and/or assets that succeeds to the duties and obligations of the Company under this Agreement by operation of law.
8.Executive hereby agrees that the Mergers, the related changes in the business, ownership and management of the REIT, the Operating Company and the Company, and the changes to Executive’s title and reporting line described above in Section 3 of this Amendment (including any associated changes in Executive’s authority and/or responsibilities) will not constitute “Good Reason” as that term is defined in the Employment Agreement.
9.Subject to the changes described above, the Employment Agreement will continue in full force and effect.
10.This Amendment may be executed in multiple counterparts, each of which will be an original, but all of which together will constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

STAR REIT SERVICES, LLC,

By:	/s/ Gustav F. Bahn
Name:	Gustav F. Bahn
Title:	Chief Legal Officer

STEADFAST APARTMENT REIT, INC.

By:	/s/ Rodney F. Emery
Name:	Rodney F. Emery
Title:	Chief Executive Officer

EXHIBIT 10.2
STEADFAST APARTMENT REIT OPERATING PARTNERSHIP, L.P.

By: STEADFAST APARTMENT REIT, INC., its general partner

By:	/s/ Rodney F. Emery
Name:	Rodney F. Emery
Title:	Chief Executive Officer

EXECUTIVE

/s/ Ella S. Neyland
Ella Neyland